 ELLINGTON INCOME OPPORTUNITIES FUND

Supplement dated August 25, 2020

To the Statement of Additional Information (“SAI”) dated April 29, 2020

Effective August 25, 2020:

1. The entries related to Daniel J. Amen in the table entitled “Interested Trustees and Officers” in the SAI are replaced with the following:

Name, Address and Date of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Hayden E. Anderson Born: 1994	Secretary Term — Indefinite, Length – Since August 2020.	Investment Analyst, Mount Yale Capital Group, LLC (2017- present); Analyst, Frauenshuh, Inc. (a commercial real estate firm) (June 2016 - Aug. 2016).	N/A	N/A

2. All references to Daniel J. Amen in the SAI are deleted and replaced with Hayden E. Anderson.

Capitalized terms used in this supplement have the same meanings as in the SAI, unless otherwise stated herein.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 29, 2020, which provides information that you should know about the Fund before investing. These documents can be obtained without charge by calling the Fund at 1-855-862-6092 or by visiting http://www.ellingtonincomefund.com.

Investors should retain this Supplement for future reference.